AMENDMENT AND MODIFICATION OF WARRANT AGREEMENT

           THIS AMENDMENT AND MODIFICATION OF WARRANT AGREEMENT (this "Amendment"), dated the __th day of September, 2000, by and between TECHSYS, INC. (formerly CONTINENTAL CHOICE CARE, INC.), a New Jersey corporation (the "Company") and Josephthal, Lyon & Ross, Inc., Randy F. Rock, residing at 65 Central Park West, New York, New York 10023, Mark E. Brefka, residing at 6 West Lane, Greenwich, Connecticut 06831, Jerald Belofsky, residing at 25 Chesterfield Drive, Warren, New Jersey 07059, and John E. D'Elisa, residing at 17 Intervale Road, Setevket, New York 11733 (each individually, a "Holder" and collectively, the "Holders").

           WHEREAS, the Company and each Holder entered into that certain Warrant Agreement dated October 3, 1996 (the "Warrant Agreement") pursuant to which each Holder was issued warrants to purchase common stock of the Company (the "Warrants"); and

           WHEREAS, pursuant to Section 10 of the Warrant Agreement, each Holder has certain rights with respect to the "piggy-back" registration of the Warrants; and

           WHEREAS, prior to the date hereof, the Holders demanded "piggy-back" registration rights with respect to the Warrants; and

           WHEREAS, pursuant to Section 14 of the Warrant Agreement, the Company and the Holders wish to amend the Agreement as set forth in this Amendment.

           NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, the parties agree as follows:

           1. WITHDRAWAL AND WAIVER. The Holders hereby irrevocably withdraw the demand for piggy-back registration made prior hereto with respect to the Warrants and waive all rights, claims or causes of action pursuant to Section 10 of the Warrant Agreement, whether presently known or unknown in connection therewith.

           2. REGISTRATION OF SHARES. The Company, at its sole expense, intends to register for resale all shares of Common Stock which may be acquired pursuant to the Warrant Agreement in a Registration Statement on Form S-3, which the Company currently anticipates filing within 30 days following the date of this Amendment. If such Registration Statement becomes effective within 120 days following the date hereof, the Holder's right to demand "piggy-back" registration pursuant to Section 10 shall be terminated. Until such time as the Registration Statement becomes effective the Holder's right to demand "piggy-back" registration is hereby suspended. If such Registration Statement does not become effective within 120 days following the date hereof or of it becomes effective and thereafter during the term of the Warrant Agreement, it becomes not effective the Holder's right to demand "piggy-back" registration will be reinstated and will continue in accordance with the terms of the Warrant Agreement.

           3. EXTENSION OF WARRANT EXPIRATION DATE. Section 1(f) of the Warrant Agreement is hereby amended in its entirely to read as follows:

           (f) "Warrant Expiration Date" shall mean 5:00 p.m. (New Jersey local time) on September 30, 2002 or the Redemption Date as defined in
           Section 6, whichever is earlier; provided that if such date shall in the State of New Jersey be a holiday or a day on which banks are authorized or required to close, then 5:00 p.m. (New Jersey local time) on the next following day which in the State of New Jersey is not a holiday or a day on which banks are authorized or required to close. Upon notice to the Warrant Holder the Company shall have the right to extend the Warrant Expiration Date.

           4. WARRANT AGREEMENT IN FULL FORCE AND EFFECT. Except as expressly amended or modified by this Amendment, the Warrant Agreement remains in full force and effect.

           5. COUNTERPARTS. This Amendment may be executed in separate counterparts (no one of which need contain the signatures of all parties), each of which will be an original and all of which together will constitute one and the same instrument.



                           [SIGNATURE PAGE TO FOLLOW]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                             TECHSYS, INC.



                                             By:_____________________________
                                                        Steven L. Trenk
                                                        President

                                             JOSEPHTHAL & CO. INC.
                                             (FORMERLY JOSEPHTHAL,
                                             LYON & ROSS, INC.)



                                              By:  __________________________
                                                   Name:
                                                   Title:



                                              --------------------------------
                                              RANDY F. ROCK



                                              --------------------------------
                                              MARK E. BREFKA



                                              --------------------------------
                                              JERALD BELOFSKY



                                              --------------------------------
                                              JOHN E. D'ELISA